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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      __________


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)      JUNE 3, 1997
                                                        ----------------------




     NATIONAL HOUSING PARTNERSHIP REALTY FUND I (A MARYLAND LIMITED PARTNERSHIP)
     ---------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


         MARYLAND                   0-13465                52-1358879
    --------------------          -----------         ---------------------
(State or other jurisdiction of   (Commission           (I.R.S. Employer
incorporation or organization)    File Number)          Identification No.)




      8065 LEESBURG PIKE, VIENNA, VIRGINIA                   22182
    -----------------------------------------              ----------
    (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code    (703) 394-2400
                                                          --------------------
                                    NOT APPLICABLE
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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Item 1.  Changes in Control of Registrant.

         (a) On June 3, 1997, Apartment Investment and Management Company, a Maryland corporation ("AIMCO" and, together with its subsidiaries and other controlled entities, the "AIMCO Group"), acquired all of the issued and outstanding capital stock of NHP Partners, Inc., a Delaware corporation ("NHP Partners"), and the AIMCO Group acquired all of the outstanding interests in NHP Partners Two Limited Partnership, a Delaware limited partnership ("NHP Partners Two"). The Acquisition was made pursuant to a Real Estate Acquisition Agreement, dated as of May 22, 1997 (the "Agreement"), by and among AIMCO, AIMCO Properties, L.P., a Delaware limited partnership (the "Operating Partnership"), Demeter Holdings Corporation, a Massachusetts corporation ("Demeter"), Phemus Corporation, a Massachusetts corporation ("Phemus"), Capricorn Investors, L.P., a Delaware limited partnership ("Capricorn"), J. Roderick Heller, III and NHP Partners Two LLC, a Delaware limited liability company ("NHP Partners Two LLC"). NHP Partners owns all of the outstanding capital stock of the National Corporation for Housing Partnerships, a District of Columbia corporation ("NCHP"), which is the general partner of The National Housing Partnership, a District of Columbia limited partnership (the "NHP Partnership"). Together, NCHP and NHP Partners Two own all of the outstanding partnership interests in the NHP Partnership. The NHP Partnership is the general partner of National Housing Partnership Realty Fund I (A Maryland Limited Partnership) (the "Registrant"). As a result of these transactions, the AIMCO Group has acquired control of the general partner of the Registrant and, therefore, may be deemed to have acquired control of the Registrant.

         The AIMCO Group acquired the NHP Partners stock from NHP Partners Limited Partnership, a Delaware limited partnership ("NHP Partners LP"). Demeter, Capricorn and Mr. Heller own all of the outstanding interests in NHP Partners LP. The AIMCO Group acquired all of the partnership interests in NHP Partners Two from Phemus, Capricorn, Mr. Heller and NHP Partners Two LLC. As consideration, the AIMCO Group paid a total of $54.8 million in cash and issued warrants to purchase 399,999 shares of AIMCO's Class A Common Stock, par value $.01 per share, at an exercise price of $36 per share. The AIMCO Group financed the cash portion of the purchase price with additional borrowings under its revolving credit facility with Bank of America National Trust and Savings Association.

         Subsequent to the acquisition of NHP Partners by AIMCO, Mr. Heller and representatives of Demeter and Capricorn resigned from the board of directors of NHP Partners and NCHP and representatives of AIMCO were appointed as directors of NHP Partners and NCHP. The new directors are Terry Considine, Peter Kompaniez, Thomas Toomey and Leeann Morein, all of whom are officers of AIMCO.

         (b) The Registrant does not know of any arrangements, including any pledge by any person of securities of the Registrant or any of its parents, the operation of which may at a subsequent date result in a change of control of the Registrant.


                                          1
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired

         Not applicable.

(b) Pro Forma Financial Information

         Not applicable.

(c) Exhibits

         The following exhibits are filed with this report:

Exhibit
Number                  Description
------                  -----------

2.1 Real Estate Acquisition Agreement, dated as of May 22, 1997, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., Demeter Holdings Corporation, Phemus Corporation, Capricorn Investors, L.P., J. Roderick Heller, III and NHP Partners Two LLC.


                                          2
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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NATIONAL HOUSING PARTNERSHIP
                                       REALTY FUND I (A MARYLAND
                                       LIMITED PARTNERSHIP)

                                       By:  The National Housing Partnership,
                                            its general partner

                                       By   National Corporation for Housing
                                            Partnerships, its general partner



Date:  June 17, 1997                   By:    /s/ Leeann Morein
                                            ---------------------------------
                                              Leeann Morein
                                              Senior Vice President and
                                              Assistant Secretary


                                          3
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                              EXHIBIT INDEX TO FORM 8-K
                              -------------------------

                                                                   Sequentially
Exhibit                                                              Numbered
Number             Description                                         Page
-------            -----------                                         ----
 2.1     Real Estate Acquisition Agreement, dated as of May 22,
         1997, by and among Apartment Investment and Management
         Company, AIMCO Properties, L.P., Demeter Holdings
         Corporation, Phemus Corporation, Capricorn Investors,
         L.P., J. Roderick Heller, III and NHP Partners Two LLC.